EXHIBIT 10.4

Prepared By and
When Recorded Return to:
W. Kent Ihrig, Esq.
101 East Kennedy Boulevard
Suite 2800
Tampa, Florida 33602
Phone: (813) 229-7600

ASSIGNMENT OF RENTS, LEASES, PROFITS AND CONTRACTS

Between:

BOVIE MEDICAL CORPORATION,
a Delaware corporation

as "Assignor"

and

THE BANK OF TAMPA,
 a Florida banking corporation

as "Assignee"

Loan Amount: $3,592,000.00

Date: March 20, 2014

ASSIGNMENT OF RENTS, LEASES, PROFITS AND CONTRACTS

THIS ASSIGNMENT OF RENTS, LEASES, PROFITS AND CONTRACTS (the "Assignment") made and executed this 20thday of March, 2014, by and between Bovie Medical Corporation, a Delaware corporation, having an address of 5115 Ulmerton Road, Clearwater, Florida 33760 (the "Assignor"), and The Bank of Tampa, a Florida banking corporation, having an address of Post Office Box One, Tampa, Florida 33601 (the "Assignee").

W I T N E S S E T H :

WHEREAS, as of even date herewith, Assignee has made to Assignor and Assignor has borrowed from Assignee a certain loan (the "Loan") in the principal amount of $3,592,000.00, which Loan is evidenced and secured by Assignor's Promissory Note (as amended, modified, restated, increased, decreased or renewed, at any time or from time to time, the "Note") in said sum, a Mortgage, Security Agreement, Financing Statement and Assignment of Rents (as amended, modified or restated at any time or from time to time, the "Mortgage"), this Assignment of Rents, Leases, Profits and Contracts, certain UCC-1 Financing Statements (the foregoing documents and instruments and all other documents or instruments executed and/or delivered in connection with the Loan, as amended, modified or restated at any time or from time to time, being referred to as the "Loan Documents"), which Loan is for the purposes of financing, and is secured by, certain real property located in Pinellas County, Florida, and more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof (together with any improvements constructed or to be constructed thereon, the "Mortgaged Property"); and,

WHEREAS, the Assignor has agreed to and does execute this Assignment in connection with the Loan and for the purposes of securing the Secured Indebtedness (as such term is defined in the Mortgage);

NOW, THEREFORE, for and in consideration of the sum of $10.00, the Loan from Assignee to Assignor, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Assignor covenants and agrees to and with the Assignee as follows:

1. Recitals. The foregoing recitals are true and correct and are hereby incorporated by reference for all purposes as if fully set forth herein.

2. Assignment. The Assignor does hereby assign to Assignee all of its right, title and interest in, to and under, and does further hereby empower the Assignee, its agents or attorneys to collect, sue for, settle, compromise and give acquittances for all of the rents, income, receipts, revenues, issues and profits including, without limitation, minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges (including monthly rental for parking spaces), tax and insurance premium contributions, and liquidated damages following default, premiums payable by any lessee upon the exercise of any cancellation privilege provided for in any of the Leases (as herein defined), and all proceeds payable under any policy of insurance covering the loss of rent resulting from untenantability caused by destruction or damage of the Mortgaged Property (collectively, the "Rents"), that may become due under, all leases now existing or hereafter made, including without limitation all modifications, amendments, or renewals thereof (collectively, the "Leases") and avail itself of and pursue all remedies for the enforcement of the Leases and Assignor's rights in and under the Leases as the Assignor might have pursued but for this Assignment.

3. Warranties. The Assignor warrants that signed duplicates of the Leases shall be delivered to Assignee upon the execution thereof and said duplicates, as delivered to Assignee shall be true and correct duplicates, that Assignor has not heretofore assigned or pledged the same or any interest therein, and in regard to presently existing Leases no default exists on the part of the lessees, or the Assignor, as lessor, in the performance on the part of either, of the terms, covenants, provisions or agreements in the Leases; that no Rents have been paid by any of the lessees for more than one (1) month in advance; and that the payment of the Rents has not been nor will be waived, released, reduced, discounted or otherwise discharged or compromised by the Assignor directly or indirectly or by assuming any lessee's obligations with respect to other premises.

4. Waiver Of Set-Off. The Assignor waives any rights of set-off which it may have against any such lessee.

5. Covenants Of Assignor. The Assignor agrees: (a) that the Leases shall remain in full force and effect irrespective of any merger of the interest of the lessor and lessee thereunder; and that it will not transfer or convey the title to the Mortgaged Property or any portion thereof to any of the lessees without requiring such lessees, in writing, to assume and agree to pay the debt secured hereby in accordance with the terms, covenants and conditions of the Note, the Mortgage and the other Loan Documents; provided, however, that the foregoing shall not be construed as authorization to any transfer by Assignor of any interest in the Mortgaged Property and any such transfer shall be subject to the provisions of the Mortgage relating thereto; (b) that if the Leases provide for the abatement of rent during repair of the demised premises by reason of fire or other casualty, the Assignor shall furnish rental insurance to the Assignee, the policies to be in an amount and form and written by such insurance companies as shall be satisfactory to the Assignee; (c) not to terminate, modify or amend the Leases or any of the terms thereof, or grant any concessions in connection therewith, either orally or in writing, or to accept the surrender thereof without the written consent of the Assignee and that any attempt at termination, modification, or amendment of the Leases without such written consent shall be absolutely null and void; (d) not to collect any of the Rents for more than one (1) month in advance of the time when the same become due under the terms thereof; (e) not to discount any future accruing Rents; (f) not to execute any other assignments of the Leases or any interest therein or any of the Rents; (g) to perform all of Assignor's covenants and agreements as lessor under the Leases and not to suffer or permit to occur any release of liability of the lessees or any rights to the lessees to withhold payment of rent; and to give prompt notice to the Assignee of any notice of default on the part of Assignor with respect to the Leases received from the lessees thereunder; and to furnish Assignee with complete copies of said notices; (h) if so requested by the Assignee, to enforce the Leases and all remedies available to the Assignor against the lessees in case of default under the Leases by the lessees; (i) that none of the rights or remedies of the Assignee under the Mortgage shall be delayed or in any way prejudiced by this Assignment; (j) that notwithstanding any variation of the terms of the Mortgage or any extension of time for payment thereunder or any release of part or parts of the Mortgaged Property from the lien and encumbrance thereof, the Leases, the Rents and benefits hereby assigned shall continue as additional security in accordance with the terms thereof; (k) not to alter, modify, amend or change the terms of any guaranties of any of the Leases or cancel or terminate such guaranties without the written consent of the Assignee; (l) not to request, consent to, agree to or accept a subordination of the Leases to any mortgage, deed of trust, security deed or other encumbrance now or hereafter affecting the Mortgaged Property, except to the Assignee; (m) not to exercise any right of election, whether specifically set forth in any of the Leases or otherwise, which would in any way diminish the tenant's liability or have the effect of shortening the stated term of the respective Leases; and (n) not to sell, transfer, assign or remove any personal property owned by Assignor and encumbered by the Mortgage now or hereafter located on the Mortgaged Property, unless such action results in substitution or replacement with similar items owned by Assignor and not otherwise encumbered, of equal value, without the prior written consent of Assignee.

6. Income From Property; Other Encumbrances; No Other Assignments. As additional collateral and security for the payment of the Loan and for the performance of each and every of the covenants and agreements contained in the Mortgage and the other Loan Documents, including without limitation this Assignment, the Assignor sells, assigns, transfers, sets over and delivers unto the Assignee and agrees to and does hereby grant to the Assignee a first security interest in and to all present and future profits, income and issues from the Mortgaged Property, and each and every part and parcel thereof, and also all present and future right, title and interest of the Assignor under and by virtue of each and every franchise, license, permit, lease, contract for deed, reservation agreement, option agreement or purchase and sale agreements ("Purchase Agreements"), permanent loan commitments, or any other document or contractual right, written or verbal, covering any part or parcels of the Mortgaged Property whether any of such is now or hereafter made and any and all amendments to or modifications, extensions or renewals of any of such. Assignor hereby warrants that there are no contracts for deed, purchase agreements, or Leases affecting the Mortgaged Property as of the day and year first above written nor shall there be any in existence on the date of recordation of the Mortgage and other instruments of security, except which are specifically described in a separate affidavit executed by Assignor in favor of Assignee of even date herewith. Assignor further warrants that it has not executed nor will it execute at any time during the term of the Loan any other assignments or instruments further encumbering the items described above, except as may be provided for in the Mortgage.

7. Rights Upon Default. The Assignee shall have the right to and may receive the Rents, issues, profits and income from said Mortgaged Property, including all Rents covered by this instrument or hereafter made for application on the Secured Indebtednessonly if and in the event the Assignor defaults in, breaches or fails to perform any one or more of the covenants and agreements contained in (a) the Note, (b) the Mortgage, (c) this Assignment or (d) the other Loan Documents, and such is not cured within the applicable curative period, if any, specified in the applicable Loan Document(s). In the event of any such default, breach or failure to perform which is not cured within the period as aforesaid, and the exercise of the Assignee of its right to receive such Rents, issues, profits and income, the amount so received prior to foreclosure sale, less all costs, fees and expenses of collection, including a reasonable attorney's fee, shall be applied on the Loan but any such default, breach or failure to perform, or the exercise by the Assignee of its right to receive the Rents, issues, profits and income, shall not prevent the Assignee from exercising any of its rights under the Loan Documents, including its right to foreclose any mortgage nor any of its other rights under this Assignment. Upon the occurrence of any such default, breach or failure to perform which is not cured within any applicable curative period, as aforesaid, in addition to all rights, remedies contained herein and the rights and remedies provided for in Florida Statutes § 697.07, as amended from time to time, the Assignee shall have and may exercise from time to time any and all rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida, as such Code is from time to time in effect, and any and all other rights and remedies available to it under any other applicable law, including but not limited to, the right to foreclose this Assignment and the Mortgage in the same proceedings. The security of this Assignment is and shall be primary and on a parity with the real estate encumbered by the Mortgage and not secondary.

8. Foreclosure. Upon issuance of a deed or deeds pursuant to foreclosure of the Mortgage all right, title and interest of the Assignor in and to any and all franchises, licenses, permits, Leases, contracts for deed, reservation agreements, or purchase and sale agreements, or any other documents or contractual rights, shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Assignor. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as its agent and attorney-in-fact, to execute all instruments of assignment or further assurance in favor of such grantee or grantees and such deed or deeds as may be necessary or desirable for such purpose; however, nothing contained herein shall prevent Assignee from terminating any subordinate(d) lease through such foreclosure.

9. Taxes. If at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Assignment or the Mortgage, or upon any rights, titles, liens, or security interests created hereby or by the Mortgage, or upon the Loan, or any part thereof, Assignor shall pay immediately all such taxes to the extent permitted by law; provided that, if it is unlawful for Assignor to pay such taxes, then Assignor shall, if Assignee so requires, prepay the Loan in full within sixty (60) days after demand therefor by Assignee.

10. Indemnification; Attorneys' Fees. In the exercise of the powers herein granted the Assignee, no liability shall be asserted or enforced against the Assignee, all such liability being hereby expressly waived and released by the Assignor. The Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and the Assignor shall and does hereby agree to indemnify the Assignee for and to defend and hold it harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should the Assignee incur any such liability, loss or damage under the Leases or under or by reason of this Assignment or in the defense of any such claims or demands, the amount thereof including costs, expenses and reasonable attorney's fees shall be secured hereby and the Assignor shall reimburse the Assignee therefore immediately upon demand. Such attorney's fees and costs shall include but not be limited to fees and costs incurred in any phase of litigation including but not limited to all trials, proceedings and appeals and all appearances in and connected with any bankruptcy proceedings or creditors reorganization proceedings or arbitration proceedings. Attorneys' fees shall also include hourly charges for paralegals, law clerks and other staff members operating under the supervision of an attorney and shall also include, without limitation, any allocated costs of Assignee’s in-house counsel to the extent permitted by applicable law. Any award or payment of attorneys' fees shall include any and all sales or use taxes imposed thereon by any governmental authority.

11. Assignment Supplementary. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents, profits or issues contained in the Mortgage or in any other document.

12. Extensions And Renewals of Leases. This Assignment shall include any extensions and renewals of the Leases, franchises, licenses, permits, contracts for deed or purchase and sale agreements or any other documents or contractual rights and any reference hereto to the Leases, franchises, licenses, permits, contracts for deed or purchase and sale agreements or any other documents or contractual rights shall be construed as including any such extensions and renewals.

13. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. The words "Assignor", "Assignee", and "Lessees" wherever used herein, shall include the persons named herein and designated as such and their respective successors and assigns and all words and phrases shall be taken to include the singular or plural and masculine, feminine or neuter gender, as may be grammatically required.

14. Remedies Cumulative. In the event that the Assignor defaults in, breaches or fails to perform any one or more of the covenants and agreements contained in this Assignment, such event shall constitute a default, breach or failure to perform under the Loan Documents. All of the rights of the Assignee hereunder shall be cumulative and not in limitation of the Assignee's rights under the terms of the Loan Documents.

15. Time of Essence. Time is of the essence of this Assignment.

16. Termination. This Assignment and all of its provisions shall terminate if and when the Assignee shall execute and record a satisfaction of the Mortgage in the public records of Pinellas County, Florida, otherwise the provisions hereof shall remain in full force and effect.

17. Headings. The paragraph headings contained herein are for convenience of reference only and shall not be used in the construction or interpretation hereof.

18. Governing Law. This Assignment shall be governed, interpreted and construed by, through and under the laws of the State of Florida, excepting, however, its laws or principles regarding conflicts of laws or choice of laws.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Assignor hereto has caused this Assignment to be executed and delivered as of the date first stated above.

Assignor:
Witnesses:
BOVIE MEDICAL CORPORATION, a Delaware corporation
______________________________
______________________________	By:	_____________________________________
(Printed Name of Witness)		Robert L. Gershon, Chief Executive Officer

______________________________
______________________________
(Printed Name of Witness)

STATE OF FLORIDA

COUNTY OF PINELLAS

THE FOREGOING INSTRUMENT was acknowledged before me this ___ day of March, 2014, by Robert L. Gershon, as Chief Executive Officer of Bovie Medical Corporation, a Delaware corporation, on behalf of the corporation. He/she ☐is personally known to me or ☐has produced ___________________________, as identification.

Notary Public

(Printed Name)
My commission expires:
(Rank or Serial Number)

Exhibit:

A—Legal Description of Mortgaged Property

EXHIBIT “A”

LEGAL DESCRIPTION OF MORTGAGED PROPERTY

Lot 9, in the Southeast 1/4 of Section 4, Township 30 South, Range 16 East, according to the plat of Pinellas Groves, Inc., recorded in Plat Book 1, Page 55, of the Public Records of Pinellas County, Florida, LESS the West 150 feet thereof and also LESS that part lying within 120 feet of survey line of State Road S-688, Section 15120, as described in Clerk's Instrument No. 260901B, Official Records Book 2081, Page 593, Pinellas County Records.